FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          Date of Report
                  (Date of earliest event reported)
                         August 27, 1999

                      US Airways Group, Inc.
                (Commission file number:  1-8444)

                               and

                        US Airways, Inc.
                 (Commission file number: 1-8442)

   (Exact names of registrants as specified in their charters)



        Delaware             US Airways, Group Inc.    54-1194634
(State of incorporation      US Airways, Inc.          53-0218143
  of both registrants)      (I.R.S. Employer Identification Nos.)

                      US Airways Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-5306
      (Registrant's telephone number, including area code)

                        US Airways, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-7000
      (Registrant's telephone number, including area code)




Item 7.  Financial Statements and Exhibits

     The following document is being filed as an Exhibit in connection with, and incorporated by reference into, US Airways, Inc.'s and US Airways Group, Inc.'s Registration Statement on
Form S-3 (Registration No. 333-79825).  The Registration
Statement and the Prospectus Supplement, dated August 24, 1999 to the Prospectus, dated July 30, 1999, relate to the offering by US
Airways, Inc. of Pass Through Certificates, Series 1999-1.

Reg. No. 333-79825
Exhibit No.             Document
----------------        -------------

Exhibit 1(a)            Underwriting Agreement relating to
                        the issuance of Pass Through
                        Certificates, Series 1999-1.


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              US Airways Group, Inc. (REGISTRANT)


Date:  August 27, 1999        By: /s/Anita P. Beier
                                 -------------------------------

                                 Anita P. Beier
                                 Vice President and Controller
                                 (Chief Accounting Officer)


                              US Airways, Inc. (REGISTRANT)


Date:  August 27, 1999        By: /s/Anita P. Beier
                                 --------------------------------
                                 Anita P. Beier
                                 Vice President and Controller
                                 (Chief Accounting Officer)



              (this space intentionally left blank)


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